Exhibit 10.3.4

AMENDMENT NUMBER FOUR
TO THE
FIRSTBANK PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

WHEREAS, Section 13.1[b] of the FIRSTBANK Profit Sharing and Employee Stock Ownership Plan (the “Plan”) provides that the Company may amend the Plan.

NOW THEREFORE, the Company hereby amends the Plan by the adoption of the following amendments:

1.                                      The following hereby is added to the end of Section 2.18:

For Plan Years beginning on or after January 1, 2001, for purposes of the definition of Compensation in Section 2.18 of the Plan, compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of Code Section 132(f)(4) (qualified transportation benefits).

IN WITNESS WHEREOF, the undersigned officers being duly authorized by the Board of Directors of FIRSTBANK and Access Anytime BanCorp, Inc., hereby approve and adopt this Amendment as of the date set forth below.

FIRSTBANK

By:	/s/ Don K. Padgett
Title:	President
Date:	June 26, 2003

Attest:

/s/Kathy Allenberg
Corporate Secretary

Access Anytime BanCorp, Inc.

By:	/s/ Norm Corzine
Title:	Chairman of the Board
Date:	June 26, 2003

Attest:

/s/Kathy Allenberg
Corporate Secretary